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                                                                   EXHIBIT 23.6

                          CONSENT OF DIRECTOR NOMINEE

  I hereby consent to the reference to me as a Director Nominee of American Tower Systems Corporation ("ATS") in its Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission on April 14, 1998 (and all amendments thereto, including related registration statements under Rule 462(b) of the Securities Act of 1933, as amended).

                                             /s/ Fred R. Lummis
                                          _____________________________________
                                               FRED R. LUMMIS

Dated: April 14, 1998